UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21258
PNC Long-Short Fund LLC
(Exact name of registrant as specified in charter)
Two Hopkins Plaza
Baltimore, MD 21201
(Address of principal executive offices) (Zip code)
John M. Loder, Esq.
Ropes & Gray LLP
Prudential Tower
800 Bolyston Street
Boston, Massachusetts 02199-3600
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-239-0418
Date of fiscal year end: March 31
Date of reporting period: September 30, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
PNC Long-Short Funds
PNC Long-Short Fund LLC
PNC Long-Short TEDI Fund LLC
PNC Long-Short Master Fund LLC
Semi-Annual Reports
September 30, 2010

Table of Contents
September 30, 2010 (Unaudited)

PNC Long-Short Funds
Organizational Structure Summary (Unaudited)
Period Ended September 30, 2010
PNC Long-Short Fund LLC (the “Fund”) and PNC Long-Short TEDI Fund LLC (the “TEDI Fund”, and together with the Fund, the “Feeder Funds”), are limited liability companies organized under the laws of the state of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end, non-diversified, investment management companies. The Feeder Funds’ interests (“Interests”) are registered under the Securities Act of 1933, as amended, but are subject to substantial limits on transferability and resale.
The Feeder Funds seek equity-like capital appreciation while attempting to limit risk through the use of an equity-oriented, multi-manager, diversified investment philosophy by investing substantially all of their assets in PNC Long-Short Master Fund LLC (the “Master Fund”), a closed-end, non-diversified, investment management company organized under the laws of the state of Delaware and registered under the 1940 Act, with the same investment objective as the Feeder Funds. The Feeder Funds and Master Fund are referred to collectively within as the Funds.
This form of structure is commonly referred to as a “master-feeder” structure. Within this structure, the Feeder Funds (the “Members”) invest all or substantially all of their investable assets in the Master Fund. The Feeder Funds’ investment objectives are the same as those of the Master Fund. The following diagram is intended as a simplified illustration of the master-feeder structure:

PNC Long-Short Funds
Organizational Structure Summary (Continued) (Unaudited)
Period Ended September 30, 2010
The TEDI Fund is designed for investment by tax-exempt investors, including 401(k) plans and individual retirement accounts (“IRAs”) and invests substantially all of its investable assets in the Master Fund through a sole purpose intermediate entity, the PNC Long-Short Cayman Fund LDC (the “Offshore Fund”), a Cayman Islands limited duration company with the same investment objectives as the TEDI Fund and Master Fund. The Offshore Fund makes no independent investment decisions and has no investment or other discretion over the investable assets. The TEDI Fund owned 100% of the Offshore Fund, and the Offshore Fund owned approximately 8.0% of the Master Fund as of September 30, 2010. As the TEDI Fund controls substantially all of the operations of the Offshore Fund, the TEDI Fund financial statements are the consolidation of the TEDI Fund and the Offshore Fund. Inter-company balances have been eliminated through consolidation.
The Master Fund’s investment objective is to seek equity-like capital appreciation while attempting to limit risk through the use of an equity-oriented, multi-manager, diversified investment philosophy principally by investing in investment vehicles, typically referred to as hedge funds (“Investment Funds”) managed by third-party investment managers (“Investment Managers”) who employ a variety of alternative investment strategies that, when balanced with other strategies, lower the correlation of the Master Fund’s total performance to the equity and fixed income markets. The primary focus is in hedged equity strategies though there may also be investments in debt and other instruments. Investments may include long/short equity strategies that encompass general, sector-specific, international, emerging markets, and short-biased strategies. In addition to hedged equity, the Master Fund may also invest in opportunistic hedge funds that utilize distressed and event driven strategies.

PNC Long-Short Master Fund LLC
Master Fund Commentary (Unaudited)
September 30, 2010
Effective July 1, 2010, Robeco Investment Management, Inc. assumed responsibility as investment adviser for PNC Long-Short Master Fund.
Dear Members:
PNC Long-Short Master Fund LLC* (the “Master Fund”) returned -3.04%, net of all fees and expenses, for the six months ended September 30, 2010 (the “Reporting Period”).
While absolute returns were disappointing, the Master Fund did produce positive returns in three of the six months during the Reporting Period. We are also pleased to have been able to deliver relatively steady returns during the Reporting Period with low volatility relative to the broader equity markets. That said, the Reporting Period was truly a tale of two distinct quarters, as broad equity market performance shifted dramatically. For example, directional managers, or those who focus on sustained longer-term gains via an emphasis on long positions in equities, struggled most during the second calendar quarter, as equities posted a sharp decline. However, these same directional managers performed well during the third calendar quarter, as equities reversed course and enjoyed a significant rally. Managers operating with low net exposure—or significant short exposure—underperformed throughout the Reporting Period, but did help to protect capital, especially during the second calendar quarter. Similarly, macro managers, including short-term CTAs (Commodity Trading Advisors), generated negative returns overall but posted stronger returns than equity managers, which helped buffer the magnitude of the second calendar quarter’s decline. Each of the macro managers was redeemed during the third calendar quarter and the proceeds were invested in several new long/short equity investments. During the particularly weak month of August, Fund managers as a whole dramatically outperformed the equity market, highlighting the low correlation of the overall portfolio. When the equity market rebounded in September, managers that had been running with longer biases were able to capture a significant portion of the market’s gains.
For the Reporting Period, the HFRX Equity Hedge Index1 was up 1.47%. While the Master Fund lagged the HFRX Equity Hedge Index during the Reporting Period, the Master Fund continued to provide investors global equity exposure with less risk than a traditional “long-only” global equity strategy.
As always, it is important to maintain a long-term perspective. Since its inception on December 27, 2002, the Master Fund has gained 4.25%, net of all fees, expenses and incentive allocations, on an annualized basis through September 30, 2010.
Market and Economic Review
For the Reporting Period overall, the S&P 500 Index2 was down 1.42%. The MSCI All Country World Index3 was up 0.77%, and the MSCI Emerging Markets Index4 was the clear winner, advancing 8.37%. That said, as mentioned earlier, broad equity market performance shifted dramatically from one quarter to the next.

The U.S. equity market finished the first half of the Reporting Period on June 30, 2010 at its lowest close since October 2008. The market peaked in late April. May was then the biggest contributor to the quarter’s weak performance, followed by a struggling June. During these months, investors became somewhat skeptical of the recoveries and concerns regarding macroeconomic conditions heightened. Unemployment levels stabilized but remained persistently high. Existing and new home sales dropped following the expiration of the government home-buyer tax credit on April 30, 2010. Further, worries about the sovereign debt crises in Greece and peripheral Europe, fears of government policy tightening in China that might start to cool economic growth there, and announcements regarding U.S. financial regulation reform combined to renew concerns about global economic growth. In turn, the shift in investor sentiment led to weakness in the U.S. equity market through the end of June. While all segments of the U.S. equity market were down for the quarter, mid-cap stocks held up best, followed closely behind by small-cap stocks. Large-cap stocks trailed. Value stocks marginally outpaced growth stocks within the large-cap and mid-cap segments of the U.S. equity market during the second quarter of 2010, but growth stocks outpaced value stocks within the small-cap segment of the capitalization spectrum. For the second quarter, the S&P 500 Index was down 11.43%. All sectors within the S&P 500 Index declined on an absolute basis during the second quarter, and there was unusually tight correlation in performance among sectors. The MSCI All Country World Index declined 11.96%, and the MSCI Emerging Markets Index fell 8.29%.
In dramatic contrast, the U.S. equity market finished the three months ended September 30, 2010 with the S&P 500 Index enjoying its best September performance since 1939. Such a strong end to the quarter, however, masks high volatility, with investor risk aversion fluctuating significantly. Most of the major U.S. equity indices enjoyed their best gains in a year during July due in large part to markets globally stabilizing. Then, in August, fears of a double-dip recession dominated, and jobs data indicated there may be some waning momentum in the U.S. labor market. The U.S. equity market declined sharply. The equity market rally that continued through the end of September began just before Labor Day. The rally was supported by data indicating a re-acceleration of the U.S. economy following reports of downward GDP revisions for the second quarter, and a soft landing for the Chinese economy at a rather high level of GDP growth quelled concerns about global demand. Statements by the Federal Reserve (the Fed) regarding further quantitative easing measures and numerous industry conferences reporting corporate profitability in line with consensus estimates drove the September rally as well. Even with such volatility, it was the best quarterly performance for the U.S. equity market since the third quarter of 2009. While all segments of the U.S. equity market were up for the third quarter, mid-cap stocks advanced most, followed by large-cap and then small-cap stocks, which generated similar returns to each other. Growth stocks materially outperformed value stocks across the capitalization spectrum during the third quarter of 2010. The S&P 500 Index gained 11.29% for the quarter, with all sectors within the S&P 500 Index advancing on an absolute basis. Not surprisingly, gains were led by economically-sensitive sectors, such as materials, energy, industrials and consumer discretionary. Indeed, there was also a material decline in stock level correlation throughout the quarter, which generally creates a more favorable environment for bottom-up stock pickers. The MSCI All Country World Index was up 14.46%, and the MSCI Emerging Markets Index rose 18.16%.

Master Fund Review
As Investment Adviser, we carefully evaluated the Master Fund’s strategies and strategy allocation since taking over its management on July 1 and made changes in an effort to meet the portfolio mandate of investing in global, all market capitalization, long/short equity hedge funds.
As of September 30, 2010, there were 13 managers in the Master Fund, as we added 6 managers and fully redeemed 10 managers during the Reporting Period. Of the 13 investment funds in the Master Fund at the end of September 2010, 9 generated positive returns during the Reporting Period. Of the 10 redeemed funds, each of whom contributed to returns during the Reporting Period, 3 generated positive returns and 7 generated negative returns.
Given the significant changes we made, we take this opportunity to focus on a brief review of each of the managers in the Master Fund at the end of the Reporting Period.
Addison Clark Fund, L.P. (“Addison Clark”) is a proven, successful, controlled long-biased fund that should help maintain exposure to equity market upside. Addison Clark was a new addition to the Master Fund during the second half of the Reporting Period.
Broadway Gate Onshore Fund, L.P. (“Broadway Gate”) is a proven, successful, controlled long-biased fund that should help maintain exposure to equity market upside. Broadway Gate was a new addition to the Master Fund toward the end of the Reporting Period.
Cobalt Partners II, L.P. (“Cobalt”) is a long/short equity fund that employs a research-driven, fundamentally-oriented value strategy. Cobalt invests primarily in mid-cap and large-cap U.S. equities, thereby providing, in our view, an attractive complement to Scopia Partners, L.L.C.
Harvest Small Cap Partners Qualified L.P. (“Harvest”) is a high gross/low net small-cap manager, who we expect to add some “tail risk” protection to the Master Fund, given its proven ability to generate strong returns in weak market environments. Harvest was a new addition to the Master Fund during the second half of the Reporting Period.
Henderson Asia Pacific Select Abs Ret Fund Ltd. (“Henderson Asia”) is an Asia ex-Japan-focused fund with a high volatility/high return mandate. While the fund can have significant net long exposure to Asian equities, the flexible approach it uses should help limit downside better than more rigid, heavily net long-biased managers. The addition of Henderson Asia to the Master Fund proved particularly timely, as the fund returned a solid double-digit return in September, as it significantly increased its net long position during a time when Asian markets rebounded strongly.
Ivory Flagship Fund, L.P. (“Ivory”), a new addition to the Master Fund during the second half of the Reporting Period, is a core large-cap value fund with a long history of generating steady returns from strong stock selection.
Kylin Fund, L.P. (“Kylin”) is a pan-Asia manager with demonstrated ability to generate significant alpha from both the long and short side of its portfolio, which is rare to find in the region. The manager also focuses on domestically oriented equities and pairs well, in our view, with Henderson Asia. Kylin was a new addition to the Master Fund during the second half of the Reporting Period.

Scopia Partners, LLC (“Scopia”) is a market neutral U.S. equity fund that seeks to achieve attractive risk-adjusted returns by investing in companies that are well positioned in their industries with superior products and technologies, while selling short those companies that have weaker competitive positions. Scopia provides the Master Fund with exposure to mostly U.S. small-cap and mid-cap stocks.
For performance and/or liquidity reasons, the previous Investment Adviser had submitted for full redemption from Camulos Partners LP, Castlerigg Partners, L.P., Firebird Global Fund II, L.P., Harbinger Capital Partners Fund I, L.P., and we submitted for a full redemption from Owl Creek II, L.P., but they had not yet been fully redeemed by the end of the Reporting Period.
During the Reporting Period, we did fully redeem from Artis Partners 2X (Institutional), L.P., Bay II Resource Partners LP, Blue Harbour Strategic Value Partners, L.P., Cipher Composite Fund L.P., DAFNA Fund, LP, Kingdon Associates, Lucas Energy Total Return Partners, L.P., Millgate Partners L.P., Peak Select Partners L.P., and Quantitative Global Fund 1x LLC. In each of these cases, we either felt that the fund’s strategy was not an appropriate fit for a dedicated long/short equity fund, its approach was not flexible enough to meet the Master Fund’s criteria, or its performance did not meet our expectations.
Strategy Ahead
Our expectation that 2010 would be a strong year for bottom-up stock pickers took a bit longer to materialize than anticipated, but toward the end of the third calendar quarter, the decline in stock level correlation and volatility finally arrived. This enabled the Master Fund’s managers to gain conviction that fundamental analysis was working, and, as such, we began to see gross exposures increase and individual position sizes return to more normal ranges. In our view, such exposures should help facilitate continued non-correlated profit potential from both long and short exposures, and thus we expect the final quarter of 2010 to be better for bottom-up, fundamental stock pickers.
As Investment Adviser, we continue to focus on diversifying the Master Fund’s portfolio into managers that have differentiated investment strategies, as categorized by geography, market capitalization and style.
Sincerely,
Robeco Investment Management, Inc.

*	The Master Fund commenced investment operations on July 1, 2006. The performance and portfolio holdings discussed herein include the past performance and portfolio holdings of a predecessor fund with the same investment objective and strategies that transferred all of its assets to the Master Fund on July 1, 2006.

[1]	The HFRX Equity Hedge Index is an investable hedge fund index designed to provide returns that reflect the performance of the equity hedge sector of the hedge fund universe.

[2]	The S&P 500 Index is a capitalization weighted index of 500 of the largest companies trading on the NYSE, as selected by Standard & Poor’s. Widely regarded as the standard for measuring large-cap U.S. stock market performance, the index includes exposure in all sectors and industries. An investor may not invest directly into the index.

[3]	The MSCI All Country World Index (the MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of May 27, 2010 the MSCI ACWI consisted of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

[4]	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010, the MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.
Some indices are unmanaged and returns do not reflect fees and charges associated with securities.
Past performance is no guarantee of future results.

PNC Long-Short Fund LLC
Financial Statements

PNC Long-Short Fund LLC
Statement of Assets and Liabilities (Unaudited)
September 30, 2010

Assets
Investment in Master Fund	$16,492,849
Receivable from Master Fund for tender offers	2,001,038
Receivable from Manager	152,213
Restricted cash	96,985
Prepaid expenses	2,610

Total assets	18,745,695

Liabilities
Note payable for tender offers	2,098,023
Due to Master Fund	82,264
Administration fees payable	14,964
Directors’ fees payable	1,305
Chief Compliance Officer fees payable	1,036
Deferred compensation	750
Incentive fee payable	482
Other accrued expenses	55,543

Total liabilities	2,254,367

Net assets	$16,491,328

Members’ capital
Capital	$2,636,792
Accumulated net investment loss	(8,905,074)
Accumulated net realized gain from investments	22,644,892
Net unrealized appreciation on investments	114,718

Members’ capital	$16,491,328

The accompanying notes are an integral part of these financial statements.

PNC Long-Short Fund LLC
Statement of Operations (Unaudited)
Six-Month Period Ended September 30, 2010

Net investment loss allocated from Master Fund
Dividend income	$300
Expenses	(279,653)

Net investment loss allocated from Master Fund	(279,353)

Operating expenses
Administration fees	30,959
Legal fees	29,620
Printing fees	17,548
Audit fees	13,091
Tax expense	12,403
Directors’ fees	7,731
Insurance expense	6,621
Registration fees	2,507
Chief Compliance Officer fees	1,488
Incentive fee	482
Other expenses	7,913

Total operating expenses	130,363

Less:
Expense waiver/reimbursement from Manager	(213,082)

Net operating expenses	(82,719)

Net investment loss	(196,634)

Net realized and unrealized gain (loss) on investments allocated from Master Fund
Net realized gain from investments	3,162,005
Net change in unrealized appreciation/depreciation on investments	(3,493,143)

Net realized and unrealized loss on investments allocated from Master Fund	(331,138)

Net decrease in Members’ capital from operating activities	$(527,772)

The accompanying notes are an integral part of these financial statements.

PNC Long-Short Fund LLC
Statements of Changes in Members’ Capital (Unaudited)

For the year ended March 31, 2010

From operating activities

Net investment loss	$(600,478)
Net realized gain from investments	3,827,366
Net change in unrealized appreciation/depreciation on investments	1,564,270

Net increase in Members’ capital from operating activities	4,791,158

Members’ capital transactions

Proceeds from sales of Interests	175,000
Cost of Interests repurchased	(14,368,352)

Net decrease in Members’ capital from capital transactions	(14,193,352)

Members’ capital

Balance at beginning of year	28,092,174

Balance at end of year	$18,689,980

For the six-month period ended September 30, 2010

From operating activities

Net investment loss	$(196,634)
Net realized gain from investments	3,162,005
Net change in unrealized appreciation/depreciation on investments	(3,493,143)

Net decrease in Members’ capital from operating activities	(527,772)

Members’ capital transactions

Proceeds from sale of Interests	300,000
Adjustment for prior period estimated tenders *	30,158
Cost of Interests repurchased	(2,001,038)

Net decrease in Members’ capital from capital transactions	(1,670,880)

Members’ capital

Balance at beginning of period	18,689,980

Balance at end of period	$16,491,328

*	See Note 3H in Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

PNC Long-Short Fund LLC
Statement of Cash Flows (Unaudited)
Six-Month Period Ended September 30, 2010

Cash flows from operating activities

Net decrease in Members’ capital from operating activities	$(527,772)
Adjustments to reconcile net decrease in Members’ capital from operating activities to net cash provided by operating activities
Purchases of investment in Master Fund	(491,987)
Proceeds from the sale of investment in Master Fund	1,970,881
Net investment loss and realized/unrealized loss on investments allocated from the Master Fund	610,491
Decrease in receivable from Master Fund for tender offers	1,498,962
Decrease in restricted cash	1,239,851
Increase in receivable from Manager	(10,014)
Decrease in prepaid expenses	6,309
Decrease in other receivable	4,000
Decrease in incentive fee payable	(1,164)
Increase in administration fee payable	11,214
Increase in Chief Compliance Officer fees payable	647
Increase in deferred compensation	500
Increase in directors’ fees payable	638
Increase in due to Master Fund	82,264
Increase in other accrued expenses	14,873

Net cash provided by operating activities	4,409,693

Cash flows from financing activities

Proceeds from sales of Interests	300,000
Cost of Interests repurchased	(4,739,851)
Adjustment for prior period estimated tenders	30,158

Net cash used in financing activities	(4,409,693)

Cash

Beginning of period	—

End of period	$—

The accompanying notes are an integral part of these financial statements.

PNC Long-Short Fund LLC
Financial Highlights (Unaudited)

	Six-month
	period		Year		Year		Year		Year		Year
	ended		ended		ended		ended		ended		ended
	September		March 31,		March 31,		March 31,		March 31,		March 31,
	30, 2010		2010		2009		2008		2007 *		2006
Total return before incentive fee(1)	(2.54	%) (2)	17.10%		(20.94%)		3.95%		7.73%		19.15%
Incentive fee	(0.00	%) (2)	(0.01%)		(0.01%)		(0.40%)		(1.10%)		(1.91%)

Total return after incentive fee(1)	(2.54	%) (2)	17.09%		(20.95%)		3.55%		6.63%		17.24%

Members’ capital, end of period (000’s)	$16,491		$18,690		$28,092		$47,315		$53,281		$49,020

Ratios to average net assets(3)

Net investment loss ratio,
before waivers and reimbursements	(4.34	%) (4)	(3.16%)		(2.62%)		(2.73%)		(3.48%)		(4.60%)
net of waivers and reimbursements	(2.08	%) (4)	(2.06%)		(2.00%)		(2.40%)		(3.04%)		(3.84%)

Expense ratio before incentive fee,
before waivers and reimbursements	4.34	% (4)	3.18%		2.68%		2.39%		2.41%		2.84%
net of waivers and reimbursements	2.08	% (4)	2.08%		2.06%		2.06%		1.97%		2.08%

Expense ratio before incentive fee,
net of waivers and reimbursements	2.08	% (4)	2.08%		2.06%		2.06%		1.97%		2.08%
Incentive fee	0.00	% (2)	0.01%		0.02%		0.40%		1.10%		1.76%

Expense ratio after incentive fee, net of waivers and reimbursements	2.08	% (4)	2.09%		2.08%		2.46%		3.07%		3.84%

Portfolio turnover	42.49	% (2)(5)	24.25	% (5)	2.31	% (5)	32.69	% (5)	5.78	% (5)	13.95%

*	On July 1, 2006, the Fund converted into a feeder fund of PNC Long-Short Master Fund LLC. Performance information prior to July 1, 2006 was that of the stand-alone Fund.

(1)	Total return is calculated for all Members taken as a whole. A Member’s return may vary from these returns based on the timing of capital transactions. Total return is calculated for the period indicated.

(2)	Not annualized.

(3)	Does not include expenses of the Investment Funds in which the Master Fund invests. The net investment income, expense and incentive fee ratios are calculated for all Members taken as a whole, and include income and expenses allocated from the Master Fund. The computation of such ratios based on the amount of income and expenses and incentive fee assessed to a Member’s capital may vary from these ratios based on the timing of capital transactions. The Manager has contractually agreed to waive certain Fund expenses. See Note 4C in Notes to Financial Statements.

(4)	Annualized.

(5)	The portfolio turnover shown represents the Master Fund’s portfolio turnover for July 1, 2006 to March 31, 2007, the years ended March 31, 2008, March 31, 2009 and March 31, 2010, and the six-month period ended September 30, 2010. Portfolio turnover for the Fund from April 1, 2006 to June 30, 2006 was 0.00%. Portfolio turnover is calculated for the period indicated.
The accompanying notes are an integral part of these financial statements.

PNC Long-Short TEDI Fund LLC
Consolidated Financial Statements

PNC Long-Short TEDI Fund LLC
Consolidated Statement of Assets and Liabilities (Unaudited)
September 30, 2010

Assets
Investment in Master Fund	$1,428,900
Restricted cash	93,336
Receivable from Manager	54,396
Prepaid expenses	109

Total assets	1,576,741

Liabilities
Note payable for tender offers	93,336
Due to Master Fund	82,600
Administration fees payable	4,568
Chief Compliance Officer fees payable	2,285
Directors’ fees payable	1,305
Deferred compensation	750
Incentive fee payable	430
Other accrued expenses	53,345

Total liabilities	238,619

Net assets	$1,338,122

Members’ capital
Capital	$1,458,144
Accumulated net investment loss	(274,723)
Accumulated net realized gain from investments	1,075,221
Net unrealized depreciation on investments	(920,520)

Members’ capital	$1,338,122

The accompanying notes are an integral part of these financial statements.

PNC Long-Short TEDI Fund LLC
Consolidated Statement of Operations (Unaudited)
Six-Month Period Ended September 30, 2010

Net investment loss allocated from Master Fund
Dividend income	$29
Expenses	(25,209)

Net investment loss allocated from Master Fund	(25,180)

Operating expenses
Legal fees	27,320
Printing fees	17,548
Audit fees	13,091
Tax expense	12,403
Administration fees	9,421
Directors’ fees	7,731
Registration fees	3,015
Chief Compliance Officer fees	2,737
Incentive fee	629
Other expenses	5,802

Total operating expenses	99,697

Less:
Expense waiver/reimbursement from Manager	(91,683)

Net operating expenses	8,014

Net investment loss	(33,194)

Net realized and unrealized gain (loss) on investments allocated from Master Fund
Net realized gain from investments	244,732
Net change in unrealized appreciation/depreciation on investments	(312,487)

Net realized and unrealized loss on investments allocated from Master Fund	(67,755)

Net decrease in Members’ capital from operating activities	$(100,949)

The accompanying notes are an integral part of these financial statements.

PNC Long-Short TEDI Fund LLC
Consolidated Statements of Changes in Members’ Capital (Unaudited)

For the year ended March 31, 2010

From operating activities

Net investment loss	$(67,435)
Net realized gain from investments	260,452
Net change in unrealized appreciation/depreciation on investments	97,334

Net increase in Members’ capital from operating activities	290,351

Members’ capital transactions

Cost of Interests repurchased	(1,300,000)

Net decrease in Members’ capital from capital transactions	(1,300,000)

Members’ capital

Balance at beginning of year	1,732,076

Balance at end of year	$722,427

For the six-month period ended September 30, 2010

From operating activities

Net investment loss	$(33,194)
Net realized gain from investments	244,732
Net change in unrealized appreciation/depreciation on investments	(312,487)

Net decrease in Members’ capital from operating activities	(100,949)

Members’ capital transactions

Proceeds from sale of Interests	650,000
Adjustment for prior period estimated tenders *	66,644

Net increase in Members’ capital from capital transactions	716,644

Members’ capital

Balance at beginning of period	722,427

Balance at end of period	$1,338,122

*	See Note 3H in Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

PNC Long-Short TEDI Fund LLC
Consolidated Statement of Cash Flows (Unaudited)
Six-Month Period Ended September 30, 2010

Cash flows from operating activities

Net decrease in Members’ capital from operating activities	$(100,949)
Adjustments to reconcile net decrease in Members’ capital from operating activities to net cash provided by operating activities
Purchases of investment in Master Fund	(712,074)
Proceeds from the sale of investment in Master Fund	(66,644)
Net investment loss and realized/unrealized loss on investments allocated from the Master Fund	92,935
Decrease in receivable from Master Fund for tender offers	1,100,000
Decrease in restricted cash	436,664
Increase in receivable from Manager	(29,483)
Decrease in prepaid expenses	544
Decrease in other receivable	4,000
Decrease in incentive fee payable	(4,051)
Increase in administration fee payable	818
Increase in Chief Compliance Officer fees payable	1,896
Increase in deferred compensation	500
Increase in directors’ fees payable	638
Increase in due to Master Fund	82,600
Increase in other accrued expenses	12,626

Net cash provided by operating activities	820,020

Cash flows from financing activities

Proceeds from sales of Interests	150,000
Cost of Interests repurchased	(1,036,664)
Adjustment for prior period estimated tenders	66,644

Net cash used in financing activities	(820,020)

Cash

Beginning of period	—

End of period	$—

The accompanying notes are an integral part of these financial statements.

PNC Long-Short TEDI Fund LLC
Consolidated Financial Highlights (Unaudited)

	Six-month
	period		Year	Year	Year	Period
	ended		ended	ended	ended	ended
	September		March 31,	March 31,	March 31,	March 31,
	30, 2010		2010	2009	2008	2007 *
Total return before incentive fee(1)	(4.74	%) (2)	16.74%	(23.29%)	3.53%	10.60%
Incentive fee	(0.04	%) (2)	(0.25%)	(0.01%)	(0.37%)	(1.12%)

Total return after incentive fee(1)	(4.78	%) (2)	16.49%	(23.30%)	3.16%	9.48%

Members’ capital, end of period (000’s)	$1,338		$722	$1,732	$2,368	$2,121

Ratios to average net assets(3)

Net investment loss ratio,
before waivers and reimbursements	(14.02	%) (4)	(10.67%)	(8.25%)	(8.46%)	(13.92	%) (4)
net of waivers and reimbursements	(3.73	%) (4)	(3.57%)	(2.75%)	(2.86%)	(4.78	%) (4)

Expense ratio before incentive fee,
before waivers and reimbursements	14.02	% (4)	10.45%	8.31%	8.19%	12.21	% (4)
net of waivers and reimbursements	3.73	% (4)	3.36%	2.81%	2.59%	3.07	% (4)

Expense ratio before incentive fee,
net of waivers and reimbursements	3.73	% (4)	3.36%	2.81%	2.59%	3.07	% (4)
Incentive fee	0.04	% (2)	0.24%	0.02%	0.33%	1.33	% (2)

Expense ratio after incentive fee, net of waivers and reimbursements	3.77	% (4)	3.60%	2.83%	2.92%	4.40	% (4)

Portfolio turnover(5)	42.49	% (2)	24.25%	2.31%	32.69%	5.78	% (2)

*	The TEDI Fund was seeded on May 10, 2006 and commenced investment operations on July 1, 2006.

(1)	Total return is calculated for all Members taken as a whole. A Member’s return may vary from these returns based on the timing of capital transactions. Total return is calculated for the period indicated.

(2)	Not annualized.

(3)	Does not include expenses of the Investment Funds in which the Master Fund invests. The net investment income, expense and incentive fee ratios are calculated for all Members taken as a whole, and include income and expenses allocated from the Master Fund. The computation of such ratios based on the amount of income and expenses and incentive fee assessed to a Member’s capital may vary from these ratios based on the timing of capital transactions. The Manager has voluntarily agreed to waive certain TEDI Fund expenses. See Note 4C in Notes to Financial Statements.

(4)	Annualized.

(5)	Portfolio turnover represents the Master Fund’s portfolio turnover and is calculated for the periods indicated.
The accompanying notes are an integral part of these financial statements.

PNC Long-Short Master Fund LLC
Financial Statements

PNC Long-Short Master Fund LLC
Schedule of Investments (Unaudited)
September 30, 2010
Investment Strategy as a Percentage of Total Investments 9% 0% (International 4% 0% (Cash Hedged Equity) Credit Equivalent) 4% Event Hedged Equity International Hedged Equity Long/Short — Highly Hedged Long/Short — Long-Biased 35% Long/Short — Variable Exposure 48% Cash Equivalent

			% of
			Members’
	Cost	Value	Capital

Investment Funds*
Credit
Camulos Partners, L.P.	$1,447,595	$470,506	2.62%

Total Credit	1,447,595	470,506	2.62
Event Hedged Equity
Castlerigg Partners, L.P.	130,208	92,172	0.51
Harbinger Class L Holdings (U.S.), LLC	37,613	83,777	0.47
Harbinger Class PE Holdings (U.S.) Trust	537,065	516,973	2.89
Owl Creek II, L.P.	200,666	250,864	1.40

Total Event Hedged Equity	905,552	943,786	5.27
International Hedged Equity
Firebird Global Fund II, L.P.	111,488	26,122	0.14

Total International Hedged Equity	111,488	26,122	0.14
Long/Short — Highly Hedged
Harvest Small Cap Partners Qualified L.P.	500,000	485,045	2.71

Total Long/Short — Highly Hedged	500,000	485,045	2.71
Long/Short — Long-Biased
Addison Clark Fund, L.P.	1,400,000	1,425,473	7.96
Broadway Gate Onshore Fund, L.P.	1,400,000	1,451,431	8.10
Henderson Asia Pacific Select Abs Ret Fund Ltd.	900,000	979,201	5.46

Total Long/Short — Long-Biased	3,700,000	3,856,105	21.52
Long/Short — Variable Exposure
Cobalt Partners II, L.P.	1,350,000	1,360,769	7.59
Ivory Flagship Fund, L.P.	1,250,000	1,259,000	7.03
The accompanying notes are an integral part of the financial statements.

PNC Long-Short Master Fund LLC
Schedule of Investments (Continued) (Unaudited)
September 30, 2010

			% of
			Members’
	Cost	Value	Capital

Investment Funds* (continued)
Long/Short — Variable Exposure (continued)
Kylin Fund, L.P.	$1,550,000	$1,589,262	8.87%
Scopia Partners, LLC(a)	1,000,000	1,018,238	5.68

Total Long/Short — Variable Exposure	5,150,000	5,227,269	29.17

Total Investment Funds	11,814,635	11,008,833	61.43

Registered Investment Company
PNC Advantage Institutional Money Market Fund Institutional Shares, 0.09% (b)	19,677	19,677	0.11

Total Investments	$11,834,312	$11,028,510	61.54%

*	All Investment Funds are non-income producing. See Note 6 in Notes to Financial Statements for additional information on liquidity of Investment Funds.

(a)	Fund investment fully or partially segregated to cover tender offers. The receivable from fund investments sold is also partially segregated to cover tenders.

(b)	Rate shown is the 7-day effective yield as of September 30, 2010. See Note 5 in Notes to Financial Statements.
As of September 30, 2010, the fair value of the Master Fund’s investments by country as a percentage of Members’ capital is as follows:

Country	Cost	Value
United States - 61.54%	$11,834,312	$11,028,510
The aggregate cost of investments for tax purposes is expected to be similar to book cost of $11,834,312. Net unrealized depreciation on investments for tax purposes was $805,802 consisting of $329,736 of gross unrealized appreciation and $1,135,538 of gross unrealized depreciation.
The investments in Investment Funds shown above, representing 61.43% of Members’ capital, have been fair valued in accordance with procedures established by the Board of Directors.
The accompanying notes are an integral part of the financial statements.

PNC Long-Short Master Fund LLC
Statement of Assets and Liabilities (Unaudited)
September 30, 2010

Assets
Investment Funds, at value (cost $1,814,635)	$11,008,833
Investment in registered investment company, at value (cost $19,677)*	19,677
Receivable from fund investments sold	8,638,349
Fund investments made in advance	2,000,000
Due from Feeder Funds	164,864
Receivable from Manager	29,761
Prepaid expenses	12,854
Other receivables	3,541

Total assets	21,877,879

Liabilities
Due to feeder funds for tender offers	2,001,038
Loan payable	1,800,000
Management fee payable	62,264
Administration fees payable	9,879
Directors’ fees payable	9,545
Deferred compensation	6,916
Chief Compliance Officer fees payable	2,416
Interest payable	198
Other accrued expenses	63,874

Total liabilities	3,956,130

Net assets	$17,921,749

Members’ capital
Capital	$3,127,657
Accumulated net investment loss	(3,699,485)
Accumulated net realized gain from investments	19,299,379
Net unrealized depreciation on investments	(805,802)

Members’ capital	$17,921,749

*	See Note 5 in Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

PNC Long-Short Master Fund LLC
Statement of Operations (Unaudited)
Six-Month Period Ended September 30, 2010

Investment income
Dividend income	$329

Operating expenses
Management fees	118,668
Directors’ fees	43,194
Administration fees	37,791
Legal fees	33,420
Redemption fees	15,662
Audit fees	13,091
Tax expense	12,907
Chief Compliance Officer fees	2,868
Printing fees	2,617
Line of credit facility fees	2,500
Interest expense	198
Other expenses	21,946

Total operating expenses	304,862

Net investment loss	(304,533)

Net realized and unrealized gain (loss) on investments
Net realized gain from investments	3,406,737
Net change in unrealized appreciation/depreciation on investments	(3,805,630)

Net realized and unrealized loss on investments	(398,893)

Net decrease in Members’ capital from operating activities	$(703,426)

The accompanying notes are an integral part of these financial statements.

PNC Long-Short Master Fund LLC
Statements of Changes in Members’ Capital (Unaudited)

For the year ended March 31, 2010

From operating activities
Net investment loss	$(723,087)
Net realized gain from investments	4,087,818
Net change in unrealized appreciation/depreciation on investments	1,661,604

Net increase in Members’ capital from operating activities	5,026,335

Members’ capital transactions

Proceeds from sales of Interests	581,484
Cost of Interests repurchased	(16,088,947)

Net decrease in Members’ capital from capital transactions	(15,507,463)

Members’ capital

Balance at beginning of year	29,806,479

Balance at end of year	$19,325,351

For the six-month period ended September 30, 2010

From operating activities

Net investment loss	$(304,533)
Net realized gain from investments	3,406,737
Net change in unrealized appreciation/depreciation on investments	(3,805,630)

Net decrease in Members’ capital from operating activities	(703,426)

Members’ capital transactions

Proceeds from sale of Interests	1,204,060
Cost of Interests repurchased	(1,904,236)

Net decrease in Members’ capital from capital transactions	(700,176)

Members’ capital

Balance at beginning of period	19,325,351

Balance at end of period	$17,921,749

The accompanying notes are an integral part of these financial statements.

PNC Long-Short Master Fund LLC
Statement of Cash Flows (Unaudited)
Six-Month Period Ended September 30, 2010

Cash flows from operating activities

Net decrease in Members’ capital from operating activities	$(703,426)
Adjustments to reconcile net decrease in Members’ capital from operating activities to net cash provided by operating activities
Net change in unrealized appreciation/depreciation on investments	3,805,630
Net realized gain from investments	(3,406,737)
Purchases of investments	(7,358,776)
Proceeds from sale of investments	16,086,884
Net sale of short-term investments	1,426,877
Increase in receivable from fund investments sold	(6,220,199)
Increase in due from Feeder Fund	(164,864)
Increase in fund investments made in advance	(2,000,000)
Increase in receivable from Manager	(1,008)
Increase in prepaid expenses	(626)
Decrease in dividend income receivable	117
Decrease in other receivable	31,472
Decrease in administration fee payable	(11,321)
Decrease in management fee payable	(12,374)
Increase in Chief Compliance Officer fees payable	2,027
Increase in deferred compensation	4,333
Increase in directors’ fees payable	2,101
Increase in interest payable	198
Increase in other accrued expenses	18,830

Net cash provided by operating activities	1,499,138

Cash flows from financing activities

Proceeds from loan	1,800,000
Proceeds from sales of Interests	1,204,060
Cost of Interests repurchased	(4,503,198)

Net cash used in financing activities	(1,499,138)

Cash

Beginning of period	—

End of period	$—

The accompanying notes are an integral part of these financial statements.

PNC Long-Short Master Fund LLC
Financial Highlights (Unaudited)

	Six-month
	period		Year	Year	Year	Period
	ended		ended	ended	ended	ended
	September		March 31,	March 31,	March 31,	March 31,
	30, 2010		2010	2009	2008	2007 *
Total return(1)	(3.04	%) (2)	16.72%	(20.74%)	4.11%	11.33%

Members’ capital, end of period (000’s)	$17,922		$19,325	$29,806	$50,086	$55,949

Ratios to average net assets(3)
Net investment loss	(2.96	%) (4)	(2.32%)	(1.93%)	(1.80%)	(1.92	%) (4)
Net operating expenses	2.97	% (4)	2.34%	2.00%	1.85%	1.96	% (4)

Portfolio turnover rate	42.49	% (2)	24.25%	2.31%	32.69%	5.78	% (2)

*	The Master Fund was seeded on May 10, 2006 and commenced investment operations on July 1, 2006.

(1)	Total return is calculated for all the Members taken as a whole. A Member’s return may vary from these returns based on the timing of capital transactions. The total return is calculated for the period indicated.

(2)	Not annualized.

(3)	Does not include expenses of the Investment Funds in which the Master Fund invests. The net investment income and expense ratios are calculated for all Members taken as a whole. The computation of such ratios based on the amount of income and expenses assessed to a Member’s capital account may vary from these ratios based on the timing of capital transactions.

(4)	Annualized.
The accompanying notes are an integral part of these financial statements.

PNC Long-Short Funds
Notes to Financial Statements (Unaudited)
Six-Month Period Ended September 30, 2010
1.	Organization

PNC Long-Short Fund LLC (the “Fund”), PNC Long-Short TEDI Fund LLC (the “TEDI Fund”) and PNC Long-Short Master Fund LLC (the “Master Fund”) are limited liability companies organized under the laws of the state of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end, non-diversified, investment management companies. The Fund’s and TEDI Fund’s interests (“Interests”) are registered under the Securities Act of 1933, as amended, but are subject to substantial limits on transferability and resale.

The Fund was formed on May 8, 2002 and commenced investment operations on December 30, 2002. On August 11, 2005, the Board of Directors (the “Board”) approved a plan to restructure the Fund as a feeder fund in a master-feeder structure. The plan was approved by the Members at a special meeting held on October 7, 2005. On July 1, 2006, the Fund transferred all of its investable assets totaling $47,654,658, including its interests in the underlying investment funds to the Master Fund. The Fund owned 92.0% of the Master Fund as of September 30, 2010.

The TEDI Fund was formed on August 4, 2005 with operations commencing on July 1, 2006. The TEDI Fund substantially invests all of its investable assets into the PNC Long-Short Cayman Fund LDC (the “Offshore Fund”), which commenced operations on July 1, 2006. The TEDI Fund owned 100% of the Offshore Fund, and the Offshore Fund owned approximately 8.0% of the Master Fund as of September 30, 2010.

The Master Fund was formed on August 4, 2005 with operations commencing upon the transfer of $47,654,658 (comprised of $46,831,482 of fund investments, $727,501 of cash, and $95,675 of receivable from fund investments sold) from the Fund on July 1, 2006. Unrealized appreciation on the fund investments of $12,294,453 was included in the transfer.

A Board of Directors (the “Board”) has overall responsibility for the oversight of the operations of the Fund, TEDI Fund and Master Fund (the “Funds”) on behalf of the Members. The Board consists of persons who are not “interested persons” (as defined in the 1940 Act).

PNC Capital Advisors, LLC (the “Manager”), a Delaware limited liability company, serves as manager of the Funds pursuant to an Investment Management Agreement, each with the Fund, TEDI Fund and Master Fund, dated January 22, 2010. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”). The Manager supervises the management of the day-to-day operations of the Funds subject to the supervision of the Board.

At September 30, 2010, PNC Investment Corp., an affiliate of the Manager, had capital balances in the Fund and TEDI Fund (together, the “Feeder Funds”) of $14,807,900 (84.0%) and $131,815 (9.9%), respectively, prior to any September 30, 2010 tender amounts redeemed from the respective fund.

Effective July 1, 2010, the Manager has delegated its responsibilities for formulating a continuing investment program for the Master Fund and investment decisions regarding the purchases and withdrawals of interests in the Investment Funds to Robeco Investment Management, Inc., the “Adviser”, pursuant to an Investment Advisory agreement dated August 31, 2010, which superseded

PNC Long-Short Funds
Notes to Financial Statements (Continued) (Unaudited)
Six-Month Period Ended September 30, 2010
an Interim Investment Advisory Agreement dated July 1, 2010. The Adviser is registered as an investment adviser under the Advisers Act.

Generally, initial and additional subscriptions for limited liability company interests (“Interests”) by eligible Members may be accepted at such times as the Funds may determine. The Funds reserve the right to reject any subscriptions for Interests in the Funds. The Funds from time to time may offer to repurchase outstanding Interests pursuant to written tenders by Members. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and absolute discretion. The financial statements of the Master Fund should be read in conjunction with the financial statements of the Feeder Funds.

2.	Recent Accounting Developments

Improving Disclosures about Fair Value Measurements. In January 2010, the Financial Accounting Standards Board issued new guidance to improve disclosures about fair value measurement. The new guidance requires disclosure of significant transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for those transfers. It also clarifies existing disclosures regarding the level of disaggregation and inputs and valuation techniques used to measure fair value for measurements that fall within Level 2 or Level 3 of the fair value hierarchy as well as the reasons for all transfers into and out of Level 3. This guidance is effective for fiscal years beginning after December 15, 2009. The Master Fund has adopted this accounting guidance effective April 1, 2010, and it has not had a material impact on the Master Fund’s Members’ capital or results of operations. The guidance also requires entities to separately present purchases, sales, issuances, and settlements in their reconciliation of Level 3 fair value measurements (i.e. to present such items on a gross basis rather than on a net basis), effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Adoption of this accounting guidance is currently being assessed but is not expected to have a material impact on the Master Fund’s Members’ capital or results of operations.

3.	Significant Accounting Policies

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The following is a summary of the significant accounting policies followed by the Funds:
A.	Portfolio Valuation

The net asset values (assets less liabilities, including accrued fees and expenses) of the Funds are determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. The Feeder Funds’ investment in the Master Fund represents substantially all of the Feeder Funds’ assets. All investments owned are carried at fair value, which is the portion of the net asset values of the Master Fund held by the Feeder Funds.

The Master Fund’s investment valuation policy is set forth below.

B.	Investment Valuation

The Master Fund’s investments in the Investment Funds are considered to be illiquid and can only be redeemed periodically. The Board has approved procedures pursuant to which the

PNC Long-Short Funds
Notes to Financial Statements (Continued) (Unaudited)
Six-Month Period Ended September 30, 2010
Master Fund values its investments in Investment Funds at fair value. In accordance with these procedures, the fair value of investments in Investment Funds as of each month-end ordinarily is the value determined as of such month-end for each Investment Fund in accordance with each Investment Fund’s valuation policies and reported at the time of the Master Fund’s valuation. As a general matter, the fair value of the Master Fund’s interest in an Investment Fund will represent the amount that the Master Fund could reasonably expect to receive from an Investment Fund if the Master Fund’s ownership interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. In the event that an Investment Fund does not report a month-end value to the Master Fund on a timely basis or the Adviser concludes that the value provided by the Investment Fund does not represent the fair value of the Master Fund’s interest in the Investment Fund, the Master Fund determines the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time.

Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Master Fund could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value. The values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.

In accordance with GAAP, authoritative guidance on fair value measurements and disclosure establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Master Fund has the ability to access at the measurement date;

• Level 2	Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

• Level 3	Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

PNC Long-Short Funds
Notes to Financial Statements (Continued) (Unaudited)
Six-Month Period Ended September 30, 2010
Investments are classified within the level of the lowest significant input considered in determining fair value. In evaluating the level at which the Master Fund’s investments have been classified, the Master Fund has assessed factors including, but not limited to price transparency, the ability to redeem at net asset value at the measurement date and the existence or absence of certain restrictions at the measurement date. If the Master Fund has the ability to redeem from the investment at the measurement date or in the near-term (within one quarter of the measurement date) at net asset value, the investment is classified as a Level 2 fair value measurement. Alternatively, if the Master Fund will never have the ability to redeem at its option from the investment or is restricted from redeeming for an uncertain or extended period of time from the measurement date, the investment is classified as a Level 3 fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Master Fund’s investments are measured at September 30, 2010:

Investments by Investment Strategy	Level 1	Level 2	Level 3	Total

Investment Funds
Credit	$—	$—	$470,506	$470,506
Event Hedged Equity	—	—	943,786	943,786
International Hedged Equity	—	—	26,122	26,122
Long/Short — Highly Hedged	—	485,045	—	485,045
Long/Short — Long-Biased	—	979,201	2,876,904	3,856,105
Long/Short — Variable Exposure	—	2,277,238	2,950,031	5,227,269
Registered Investment Company	19,677	—	—	19,677

Total Investments by Investment Strategy	$19,677	$3,741,484	$7,267,349	$11,028,510

The Master Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period.
The following table summarizes the changes in fair value of the Master Fund’s Level 3 investments for the six-month period ended September 30, 2010.

			Change in
			unrealized
	Balance as of	Realized gain /	appreciation /	Net purchases /	Net Level 3	Balance as of
Description	March 31, 2010	(loss)	depreciation	(sales)	transfers in/(out)	September 30, 2010

Credit	$542,739	$(158,516)	$162,273	$(75,990)	$—	$470,506
Event Hedged Equity	3,392,591	435,608	(578,799)	(2,305,614)	—	943,786
International Hedged Equity	26,020	—	102	—	—	26,122
Long/Short — Long-Biased	—	—	—	—	2,876,904	2,876,904
Long/Short — Variable Exposure	—	—	—	—	2,950,031	2,950,031
U.S. Hedged Equity	2,324,789	(221,049)	168,766	(1,254,268)	(1,018,238)	—
U.S. Long/Short Equity	1,021,933	—	(11,164)	350,000	(1,360,769)	—

Total	$7,308,072	$56,043	$(258,822)	$(3,285,872)	$3,447,928	$7,267,349

*	During the six month period ended September 30, 2010, one Investment Fund in the Long/Short — Long-Biased strategy ($1,451,431) and two Investment Funds in the Long/Short — Variable Exposure strategy ($3,014,735) transferred from a Level 2 to a Level 3. Further, one Investment Fund in the U.S. Hedged Equity strategy ($1,018,238) transferred from a Level 3 to a Level 2. In addition, one Level 3 Investment Fund transferred from the Long/Short — Variable Exposure strategy to the Long/Short — Long-Biased strategy ($1,425,473) and one Level 3 Investment Fund transferred from the U.S.

PNC Long-Short Funds
Notes to Financial Statements (Continued) (Unaudited)
Six-Month Period Ended September 30, 2010
Long/Short Equity strategy to the Long/Short — Variable Exposure strategy ($1,360,769). All transfers noted above are reflected as net Level 3 transfers in/(out) in the reconciliation table above.

					Long/Short -		U.S.
		Event Hedged	International	Long/Short -	Variable	U.S. Hedged	Long/Short
	Credit	Equity	Hedged Equity	Long-Biased	Exposure	Equity	Equity
Change in unrealized appreciation/depreciation included in earnings related to the securities still held at reporting date	$162,273	$(578,799)	$102	$76,904	$28,098	$0	$0
For the six-month period ended September 30, 2010, there have been no significant changes to the Master Fund’s fair valuation methodologies. The Master Fund did not hold any investments with unfunded commitments on September 30, 2010.
C.	Income Recognition and Security Transactions

Dividend income is recorded on the ex-dividend date. Security transactions are recorded on the effective date of the subscription in, or redemption out of, the Investment Fund or Master Fund. Realized gains and losses from Investment Fund transactions are calculated on the average cost basis.

Distributions from an Investment Fund, if any, will be classified as investment income or realized gains in the Statement of Operations of the Master Fund, or alternatively, as a decrease to the cost of the Investment Fund based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics of a distribution from an Investment Fund are not available, such distribution will be classified as investment income.

The Feeder Funds will bear, as investors in the Master Fund, their share of the income, realized and unrealized gains and losses of the Master Fund.

D.	Segregated Investments

A portion of the Feeder Funds’ investments in the Master Fund are segregated to refinance the Interests in the Master Fund. In addition, certain of the Master Fund’s investments have been segregated to finance the repurchase of Interests from tender offers.

E.	Fund Expenses

The Funds bear all expenses incurred in their businesses other than those that the Manager assumes. The expenses of the Funds include, but are not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund’s account; legal fees; administrative fees; auditing fees; custodial fees; costs of insurance; registration expenses; expenses of meetings of the Board and Members; all costs with respect to communications to Members; and other types of expenses as may be approved from time to time by the Board. The Master Fund allocates the expenses it incurs to the Feeder Funds. In addition, the Master Fund pays the expense allocated to, and incurred by, the Feeder Funds and is reimbursed by the Feeder Funds through the redemption of Interests by the Feeder Funds.

The Investment Managers of the Investment Funds in which the Master Fund invests also receive fees for their services. These allocations/fees include management fees based upon the net asset value of the Master Fund’s investment and an incentive or performance fee based upon

PNC Long-Short Funds
Notes to Financial Statements (Continued) (Unaudited)
Six-Month Period Ended September 30, 2010
the Master Fund’s share of net profits in the Investment Fund. For the six-month period ended September 30, 2010, allocations/fees for these services ranged from 1.0% to 2.5% annually for management fees and ranged from 15% to 30% annually for the performance or incentive allocations.

F.	Income Taxes

The Funds intend to operate, and have elected to be treated, as partnerships for Federal income tax purposes. Each Member is individually responsible for the tax liability or benefit relating to their distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements. Tax years 2007, 2008 and 2009 remain subject to examination by Federal and State jurisdictions, including those States where investors reside or States where the Funds are subject to other filing requirements. The Funds may make payments to state and local tax agencies during the year for interest and/or penalties. Such payments, if any, are shown as a tax expense on each Fund’s Statement of Operations.

On behalf of non-U.S. Members, the Master Fund withholds and pays taxes on U.S. source income allocated from Investment Funds.

G.	Distribution Policy

The Feeder Funds have no present intention of making periodic distributions of net investment income or capital gains, if any, to Members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

H.	Capital Accounts

Monthly net profits or net losses of the Fund, TEDI Fund and Master Fund will be allocated to the capital accounts of the respective fund’s Members as of the last day of each month-end in accordance with Members’ respective investment percentages of the Fund, TEDI Fund or Master Fund. Net profits or net losses will be measured as the net change in the value of the Members’ capital of the respective fund during a month, or portion thereof, before giving effect to any repurchases of interest in the fund, and excluding the amount of any items to be allocated to the capital accounts of the Members of the fund, such as incentive fees and withholding taxes, other than in accordance with the Members’ respective investment percentages.

Interests or portions of Interests in Members’ capital that have been tendered and accepted by the Funds for repurchase are reclassified as liabilities in the Statement of Assets and Liabilities. A Member will continue to receive an allocation of net profits or net losses in respect to the tendered interest of the respective fund during the fiscal period through the valuation date stated in the tender offer. Variances between prior period estimated tender amounts and the final accepted amounts at valuation date are reflected as an increase or decrease to capital in the current reporting period as Capital Adjustment for Prior Period Estimated Tenders on the Statement of Changes in Members’ Capital of the Feeder Funds.

I.	Restricted Cash

The Feeder Funds hold non-interest bearing restricted cash, which serves as collateral for the notes payable for the tender offers. As of September 30, 2010, the Fund and TEDI Fund held restricted cash balances of $96,985 and $93,336, respectively.

PNC Long-Short Funds
Notes to Financial Statements (Continued) (Unaudited)
Six-Month Period Ended September 30, 2010
J.	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Manager to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. The Manager believes that the estimates utilized in preparing the Funds’ financial statements are reasonable and prudent; however, actual results could differ from these estimates.
4.	Related Party Transactions
A.	Management Fees

The Master Fund pays the Manager a quarterly management fee at the annual rate of 1.25% of the Members’ capital of the Master Fund as of the last day of the quarter including assets attributable to the Manager and before giving effect to any repurchases of Interests by the Master Fund that have not settled as of the end of the quarter. The Manager pays the Adviser half of the management fees earned from the Master Fund.

B.	Incentive Fees

The Feeder Funds pay the Manager an annual incentive fee (“Incentive Fee”), payable at the fiscal period-end (the “Incentive Period”), equal to 10% of each Member’s net profits in excess of such Member’s Loss Carryforward Amount. The “Loss Carryforward Amount” for each Member commences at zero and, for each Incentive Period, is increased or reduced by the net losses or net profits, respectively, allocated to each Member’s capital account for such Incentive Period. The Manager will pay the Adviser to the Master Fund one-half of the Incentive Fee.

C.	Expense Limitation

Pursuant to the Expense Limitation Agreement, the Manager has contractually agreed to waive and/or reimburse the Fund’s expenses to the extent necessary to ensure that the annualized ordinary operating expenses (excluding the Incentive Fee, if any) will not exceed 2.08% of the Fund’s average net assets. The Expense Limitation Agreement will remain in effect through June 30, 2011 and will automatically renew for successive one year periods thereafter unless the Manager, the Fund or the Fund and the Master Fund provide at least 30 days written notice of termination to the other parties. Certain operating expenses of the TEDI Fund have been voluntarily paid by the Manager. These voluntary payments are temporary and the Manager may terminate all or a portion of these voluntary payments at any time and without notice to Members.

D.	Administration and Other Fees

The Funds have also retained the Manager to serve as the administrator and pay the Manager an administration fee at an annual rate of 0.20% and 0.25% of Members’ capital of the Master Fund and Feeder Funds, respectively, plus a $15,000 flat fee for each Feeder Fund. Effective June 1, 2010, the Manager retained PNC Global Investment Servicing (U.S.) Inc. (“PNC Global”) to replace SEI Investments Global Funds Services as sub-administrator to provide administrative, accounting and investor services, as well as serve in the capacity of transfer and distribution disbursing agent for the Funds. On July 1, 2010, PNC sold the outstanding stock of PNC Global to The Bank of New York Mellon Corporation. At the closing of the sale, PNC Global Investment Servicing (U.S.) Inc. changed its name to BNY Mellon Investment Servicing

PNC Long-Short Funds
Notes to Financial Statements (Continued) (Unaudited)
Six-Month Period Ended September 30, 2010
(US) Inc. (“BNY Mellon”). As compensation for services provided, the Manager pays BNY Mellon a fee pursuant to a written agreement between the Manager and BNY Mellon. BNY Mellon also serves as escrow agent for the Feeder Funds.

PFPC Trust Company, which will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011, replaced SEI Private Trust Company on June 1, 2010 as custodian for the Master Fund’s and Feeder Funds’ assets.

E.	Board Fees

Each Board member receives an annual retainer, payable quarterly in arrears by the Master Fund of $6,333 plus a $500 fee for each regular meeting attended, as well as a fee for special or telephonic meetings. Each Board member also receives an annual retainer of $1,000 for each Feeder Fund. The Board members will not receive any fees from the Feeder Funds for attending regular, special or telephonic Board meetings. The Co-Chairmen of the Board and the Chairman of the Audit Committee also receive an additional annual retainer from the Master Fund of $3,000 and $667, respectively. The Funds also reimburse all Board members for all reasonable out of pocket expenses. Total amounts incurred related to Board meetings by the Fund, TEDI Fund and Master Fund for the six-month period ended September 30, 2010 were $47,345, $11,311 and $43,194, respectively, which includes $39,614 and $3,580 allocated from the Master Fund to the Fund and TEDI Fund, respectively.

Directors who receive fees are eligible for participation in the Funds’ Deferred Compensation Plan (the “Plan”), an unfunded, nonqualified deferred compensation plan. The Plan, which became effective January 1, 2010, allows each eligible Director to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

F.	Investment Adviser

Effective July 1, 2010, Robeco Investment Management Inc. assumed responsibility from Advantage Advisers Management, LLC as investment adviser for the Master Fund.
5.	Investment in Affiliated Registered Investment Company

Pursuant to Securities and Exchange Commission rules, the Master Fund may invest in affiliated money market funds offered by PNC Funds and PNC Advantage Funds, each an investment management company registered under the 1940 Act for which the Manager acts as investment adviser. The total net sales of PNC Advantage Institutional Money Market Fund for the six-month period ended September 30, 2010 was $1,426,877.

6.	Concentration of Risk

The Master Fund invests primarily in Investment Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Investment Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Investment Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Investment Funds’ net asset value.

PNC Long-Short Funds
Notes to Financial Statements (Continued) (Unaudited)
Six-Month Period Ended September 30, 2010
Various risks are also associated with an investment in the Master Fund, including risks relating to the multi-manager structure of the Master Fund, risks relating to compensation arrangements and risks relating to limited liquidity.
The following table summarizes the liquidity provisions related to the Master Fund’s investments in Investment Funds by investment strategy at September 30, 2010:

				Estimated
Investment Funds			Redemption	Remaining
by Investment Strategy	Fair Value	Redemption Period	Notice Period	Holding Period (2)

Credit (A)
Restricted (1)	$470,506	N/A	N/A	Unknown
Event Hedged Equity (B)
Restricted (1)	943,786	N/A	N/A	Unknown
International Hedged Equity (C)
Restricted (1)	26,122	N/A	N/A	Unknown
Long/Short — Highly Hedged (D)
Unrestricted	485,045	Quarterly	90 days	None
Long/Short — Long-Biased (E)
Restricted (1)	2,876,904	Quarterly	45-60 days	9-11 months
Unrestricted	979,201	Monthly	90 days	None
Long/Short — Variable Exposure (F)
Restricted (1)	2,950,031	Quarterly	60 days	8-9 months
Unrestricted	2,277,238	Quarterly	45-125 days	None

(1)	As of September 30, 2010, these Investment Funds have notified the Master Fund of certain restrictions on liquidity which may include side pocket investments, suspended redemptions, restrictions from redeeming for an extended period of time from the measurement date or other restrictions. Certain other Investment Funds have redemption terms which inhibit liquidity for a period greater than 90 days.

(2)	Represents remaining holding period of locked-up Investment Funds or estimated remaining restriction period for illiquid investments such as side pockets and suspended redemptions. For some illiquid investments, the remaining holding period is unknown and is either stated in the table or excluded from the range shown for other investments in the strategy.

(A)	Credit strategies may consist of several investment categories within the credit space, including leveraged loans, distressed debt and other special situations such as secured aircraft loans, municipal bonds, real estate and high yield securities. Camulus Partners, L.P., listed within this category, has imposed a suspension on redemptions as of September 30, 2009. Such suspension on redemptions is expected to be lifted within two years of the measurement date.

(B)	Event hedged equity strategies, in general, are approaches that seek to benefit from merger arbitrage, equity restructurings, spin-offs, stub trades, asset sales and liquidations.

(C)	International Hedged Equity strategies generally involve taking a secondary position with the expressed purpose of counterbalancing a known risk involved with a primary position. This can be accomplished by taking positions in specifically related securities for specific risks or by purchasing index options for market risks.

(D)	In long/short equity funds, Portfolio Managers construct portfolios consisting of long and short equity positions. A highly hedged strategy is where a manager is typically net long exposure to the market but in a tight range of about 20–30%.

(E)	In long/short equity funds, Portfolio Managers construct portfolios consisting of long and short equity positions. A long-biased approach tends to hold considerably more long positions than short positions.

PNC Long-Short Funds
Notes to Financial Statements (Continued) (Unaudited)
Six-Month Period Ended September 30, 2010
(F)	In long/short equity funds, Portfolio Managers construct portfolios consisting of long and short equity positions. The Portfolio Managers’ stock picking ability, on both the long and the short side, is a key to the success of these Portfolio Funds. A manager who runs a variable exposure is said to have the flexibility of being net long or short within a range of around plus/minus 25%, based on the manager’s opportunity set. Included in Cadian Fund, L.P.’s redemption terms, upon initial subscription of the investment on June 1, 2008, was a 25% gate, which is expected to be in place for the life of the investment.
7.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swaps contracts. The Master Fund’s risk of loss in these Investment Funds is limited to the fair value of these investments reported by the Master Fund. The Master Fund itself does not invest directly in securities with off-balance sheet risk.

8.	Guarantor Obligations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of warranties and representations, which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

9.	Investment Transactions

For the six-month period ended September 30, 2010, the aggregate purchases and sales of the Master Fund by the Fund amounted to $491,987 and $1,970,881, respectively, and by the TEDI Fund amounted to $712,074 and $(66,644), respectively. For the same period, aggregate purchases and sales of investments (excluding short-term securities) by the Master Fund were $7,358,776 and $16,086,884, respectively.

10.	Tender Offer

On February 26, 2010, the Fund and TEDI Fund each offered to purchase in cash an amount of Interests or portions of Interest up to $1.0 million of Members’ capital tendered by Members of the Fund and TEDI Fund at prices equal to the net asset values at June 30, 2010. Tenders with values in the amount of $969,842 and $933,356 were received and accepted by the Fund and TEDI Fund, respectively, from limited Members. Non-interest bearing promissory notes were issued by the Fund and TEDI Fund entitling the Members to a payment on or about 30 days after June 30, 2010. Members of the Fund and TEDI Fund received initial payments of $872,858 and $840,020, respectively, on August 3, 2010 and the remaining amounts will be paid promptly after completion of the Fund’s and TEDI Fund’s March 31, 2011 year-end audits.

On February 26, 2010, the Master Fund also offered to purchase in cash an amount of Interests or portions of Interest up to $2.0 million of the Members’ capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value on June 30, 2010. Tenders with a value of $1,903,198 were received and accepted by the Master Fund from Members. Members received a payment on August 3, 2010.

PNC Long-Short Funds
Notes to Financial Statements (Continued) (Unaudited)
Six-Month Period Ended September 30, 2010
On June 30, 2010, the Fund and TEDI Fund offered to purchase in cash an amount of Interests or portions of Interest up to $1.0 million and $100,000, respectively, of Members’ capital tendered by Members of the Fund and TEDI Fund at prices equal to the net asset values at September 30, 2010. Tenders in the amount of $1,001,039 were received and accepted by the Fund from limited Members. No tenders were received or accepted by the TEDI Fund from limited Members. Non-interest bearing promissory notes were issued by the Fund entitling the Members to a payment on or about 30 days after September 30, 2010. Members of the Fund received initial payments of $900,935 on November 2, 2010 and the remaining amount will be paid promptly after completion of the Fund’s March 31, 2011 year-end audit.

On June 30, 2010, the Master Fund also offered to purchase in cash an amount of Interests or portions of Interest up to $1.1 million of the Members’ capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value on September 30, 2010. Tenders with a value of $1,001,039 were received and accepted by the Master Fund from Members. Members received a payment on November 2, 2010.

On September 10, 2010, the Fund and TEDI Fund offered to purchase in cash an amount of Interests or portions of Interest up to $1.0 million and $100,000, respectively, of Members’ capital tendered by Members of the Fund and TEDI Fund at prices equal to the net asset values at December 31, 2010. Tenders with an estimated value in the amount of $1,000,000 were received and accepted by the Fund from limited Members. No tenders were received or accepted by the TEDI Fund from limited Members. Non-interest bearing promissory notes were issued by the Fund entitling the Members to an initial payment in an amount equal to at least 90% of the tender, on or about 30 days after December 31, 2010, and the remaining amount will be paid promptly after completion of the Fund’s March 31, 2011 year-end audit.

On September 10, 2010, the Master Fund also offered to purchase in cash an amount of Interests or portions of Interest up to $1.1 million of the Members’ capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value on September 30, 2010. Tenders with an estimated value of $1.0 million were received and accepted by the Master Fund from Members. Members are entitled to receive payment of an estimated value of $1.0 million on or about 30 days after December 31, 2010.

11.	Line of Credit

The Master Fund has a line of credit with Boston Private Bank & Trust Company. The Master Fund pays an annual facility fee to Boston Private Bank & Trust Company and interest equal to one quarter of one percent of the amount of the facility outstanding. As of September 30, 2010, the Master Fund had borrowings of $1,800,000 outstanding over a period of one day at an interest rate 4.25%. The interest expense on this amount is included on the Statement of Operations.

PNC Long-Short Funds
Notes to Financial Statements (Continued) (Unaudited)
Six-Month Period Ended September 30, 2010
12.	Subsequent Events

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of September 30, 2010.

PNC Long-Short Master Fund LLC
Board Approval of Investment Advisory Agreement (Unaudited)
September 30, 2010
The Investment Management Agreement authorizes the Manager to employ an adviser to assist the Manager in the performance of its investment management responsibilities, including any or all of the investment advisory services, provided that any fees or compensation payable to such adviser are paid by the Manager. Pursuant to such authority, the Manager retained the Adviser to manage the Master Fund’s investment portfolio pursuant to an Interim Investment Advisory Agreement dated July 1, 2010 (the “Interim Investment Advisory Agreement”).
The Board of Directors of the Master Fund, including all of the Independent Directors, met in person at a meeting on June 10, 2010 and approved the Interim Investment Advisory Agreement between the Master Fund, the Manager and the Adviser. At the same meeting, the Directors, including all of the Independent Directors, approved a new investment advisory agreement between the Master Fund, the Manager and the Adviser (the “New Investment Advisory Agreement”), subject to approval by members of the Feeder Funds. The Interim Investment Advisory Agreement took effect on July 1, 2010 and remained in effect until members of the Feeder Funds approved the New Investment Advisory Agreement at a special meeting held on August 31, 2010. The New Investment Advisory Agreement was subsequently approved by the Feeder Funds’ members on August 31, 2010.
In reaching its decision to approve the Interim Investment Advisory Agreement and New Advisory Agreement (the “Agreements”), the Directors of the Master Fund and the Fund, including all of the Independent Directors, at their regular meeting held on June 10, 2010, met with management of Robeco and PNC Capital to discuss the desirability of Robeco serving as the Adviser to the Master Fund and the Fund. At that meeting Ms. Schurtz discussed with the Board recent changes at Robeco, including her recent promotion to CEO of the Robeco-Sage division of the Adviser, as well as Robeco’s investment philosophy and process for evaluating investment opportunities. She noted that Robeco has a 16 year track record managing multi-strategy fund of hedge fund portfolios, of which long/short equity has been a substantial component. Additionally, Robeco serves as investment advisor for the PNC Alternative Strategies Master Fund LLC, which seeks to provide investors with hedged U.S. small cap equity exposure.
Ms. Schurtz provided information regarding Robeco’s advisory services. The Directors considered information detailing the Robeco-Sage multi-strategy fund of hedge funds’ annualized returns and volatility compared to that of the S&P 500 Index for periods ended March 31, 2010. The Directors also considered the long/short equity performance and volatility of one of the constituent funds of the Robeco-Sage multi-strategy composite compared to that of the S&P 500 Index for periods ended March 31, 2010. The Directors also reviewed the PNC Alternative Strategies Master Fund LLC’s annualized returns and volatility compared to that of the S&P 500 Index for periods ended March 31, 2010.
The Board asked questions of Ms. Schurtz about Robeco personnel and resources. They had an opportunity to ask questions of Andrew Rudolph, the Long/Short Equity Sector Head of the Robeco-Sage division of the Adviser, and Timothy Stewart, Managing Director and Chief Financial Officer of the Robeco-Sage division of the Adviser.
The Directors considered whether the Agreements would be in the best interests of the Master Fund and the Fund and its members, an evaluation based primarily on the nature and quality of the services provided by the Adviser and the overall fairness of the Agreements. In the course of their review, the Directors with the assistance of independent counsel, considered their legal responsibilities, and reviewed materials received from Robeco. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director may have attributed

PNC Long-Short Master Fund LLC
Board Approval of Investment Advisory Agreement (Continued) (Unaudited)
September 30, 2010
different weights to the various factors. The Directors considered that the Agreements were substantially identical in all material respects to the Investment Advisory Agreement with Advantage Advisers Management, LLC, the Master Fund’s prior investment adviser (the “Advantage Agreement”); that there would be no changes in the advisory fees; and that the fees earned would be held in escrow pending approval of the New Advisory Agreement.
With respect to the nature, extent and quality of advisory services provided by Robeco under the Agreements, the Directors considered that the Agreements provided for the same services, and contained the same terms and conditions, as the Advantage Agreement. Further, the Directors considered that the nature and scope of the services to be rendered to the Master Fund were substantially similar to the services that Robeco provided to the PNC Alternative Strategies Master Fund LLC. The Directors discussed the quality of the services provided to the PNC Alternative Strategies Master Fund LLC as part of its review. They heard additional information from PNC Capital about the operations, policies and procedures and compliance procedures of Robeco. Based on this review, the Directors concluded that Robeco had the capabilities, resources and personnel necessary to manage the Master Fund.
The Directors also considered the proposed fee structure under the New Advisory Agreement. They noted that the fee rates to be paid would be the same as those payable under the Advantage Agreement and that such fees would be paid by PNC Capital. The Directors also considered that the advisory fee structure provided for incentive fees payable by PNC Capital to Robeco when the performance exceeds certain levels. The Directors acknowledged that the negotiation of the subadvisory fees is an arms’ length transaction between PNC Capital and Robeco. Given the specialized nature of the fund of hedge funds structure, the Master Fund’s relatively small size and the fact that PNC Capital, rather than the Master Fund would pay Robeco’s fees, the Directors did not compare Robeco’s services and fees to those of other advisers of funds that employ a long-short strategy. The Directors discussed with the Adviser estimated costs of managing the Master Fund, as well as any costs associated with the transition to Robeco’s management. They considered that, because of the size of the Master Fund, the profits to be realized by the Adviser were likely to be small and economies of scale were not a concern at this time.
Based on their evaluation of all material factors, including those described above, the Directors concluded that the terms of the Agreements are reasonable and fair and that the approval of the Agreement would be in the best interests of the Master Fund and the Fund and its members. The Board approved the Agreements.

PNC Long — Short Funds
Other Information (Unaudited)
September 30, 2010
Portfolio Holdings Disclosure
The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s web site at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-239-0418; and (ii) on the Commission’s website at http://www.sec.gov.

Manager and Administrator
PNC Capital Advisors, LLC
Two Hopkins Plaza
Baltimore, Maryland 21201
Adviser
Robeco Investment Management, Inc.
909 Third Avenue
New York, NY 10022
Sub-Administrator
BNY Mellon Investment Servicing (US) Inc.
400 Bellevue Parkway
Wilmington, DE 19809
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199-3600
Custodian
PFPC Trust Company
8800 Tinicum Boulevard, 4th floor
Philadelphia, Pennsylvania 19153

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The registrant is a feeder fund that invests substantially all of its assets in a master fund which has the same investment objective as the master fund. The investment advisory services are provided to the master fund. As such, the following information pertains to the portfolio managers of the master fund’s investment portfolio:
(a)(1) Robeco Investment Management, Inc. (“Robeco”), a corporation organized under the laws of Delaware, is the investment adviser of the Master Fund. The Adviser is a wholly-owned subsidiary of Robeco Groep, N.V. As of March 31, 2010, Robeco had approximately $19.2 billion in assets under management. The Robeco-Sage division of Robeco had approximately $1.3 billion in assets under management. The Adviser’s offices are located at 909 Third Avenue, New York, NY 10022.
     The day-to-day management of the Master Fund’s portfolio is the responsibility of Paul S. Platkin, the Chief Investment Officer of the Robeco-Sage division of the Adviser, and Darren S. Wolf, the Head of Research of the Robeco-Sage division of the Adviser and Andrew Rudolph, Long/Short Equity Sector Head of the Robeco-Sage division of the Adviser. Investment decisions for the Master Fund are made with the oversight of the Adviser’s Investment Committee, comprised of:
Jill E. Schurtz, as Chairman of the Investment Committee, Ms. Schurtz is responsible for investment manager selection and determination of each manager’s overall “portfolio fit.”
Ms. Schurtz joined the Adviser in January 2008 and served as the firm’s Chief Operating Officer until June 2010, when she assumed the role of CEO. Prior to joining the firm, she worked from July 2006 to November 2007 at Knight Equity Markets, L.P. as a Director in Research Sales, where she worked closely with research analysts and sales traders to introduce the firm’s offerings to institutional clients, hedge funds, and other broker/dealers. Ms. Schurtz was also a lawyer with Skadden, Arps, Slate, Meagher, & Flom LLP for six years, including from September 2003 to July 2006 focusing on complex tax strategies relating to financial products, capital markets transactions, and mergers and acquisitions. Her other affiliations include two years as an investment banker at U.S. Bancorp Piper Jaffray in the Communications and Computing group where she was a Vice President, and the U.S. military where she served for seven years, attaining the rank of Captain. Ms. Schurtz holds a B.S. degree from the United States Military Academy, West Point and a J.D. from Columbia University School of Law. She has 12 years of investment industry experience and is admitted to practice law in New York and Illinois.
Paul S. Platkin, CFA, Chief Investment Officer and Managing Director of the Robeco-Sage division of the Adviser. As a member of the Investment Committee, Mr. Platkin is responsible for manager selection, oversight of onsite manager due diligence, ongoing monitoring of managers and portfolio construction decisions, including strategy allocations, individual position sizes and exposure levels. He is ultimately responsible for the overall performance of the Investment Analyst Team.
Mr, Platkin joined Robeco in 2003 as its Chief Investment Officer. Prior to joining the Adviser, he spent 9 years at General Motors Corporation, most recently as General Director of the Absolute Return Strategies Unit of GM Asset Management. Prior to that, he was a Director and Portfolio Manager at GM Asset Management. Additional affiliations include three years as an investment banking associate at EFC Group and three years as a staff consultant at Arthur Andersen & Co. Mr. Platkin holds a BSBA from Georgetown University and an MBA in Finance/International Business from Columbia University. He has 22 years of investment industry experience.
Darren S. Wolf, CFA, Principal of the Robeco-Sage division of the Adviser. As the Head of Research and a member of the Investment Committee, Mr. Wolf is responsible for manager selection and portfolio construction. He is also responsible for oversight of onsite manager due diligence and ongoing monitoring of managers and serves as coordinator of and mentor to the Investment Analyst Team.

Mr. Wolf was hired by Robeco-Sage in June 2001 as a member of the analytical team. Mr. Wolf is a graduate of Yeshiva University’s Syms School of Business where he studied Finance and advanced work in Management Information Systems. Mr. Wolf earned his CFA Charter in 2005 and is a member of the New York Society of Security Analysts (NYSSA). He has more than nine years of investment industry experience.
Glenn Sloat, Director of Operational Due Diligence and Vice President of the Robeco-Sage division of the Adviser. As the Director of Operational Due Diligence and a veto holding member of the Investment Committee, Mr. Sloat is responsible for the initial due diligence and ongoing monitoring of all non-investment aspects of prospective and current managers, including financial controls, operational processes, compliance, service providers, systems and infrastructure, financing and personnel.
Mr. Sloat joined Robeco-Sage in 2006. Mr. Sloat’s career has been dedicated to operations, operations management and management consulting at some of the industry’s leading firms, such as JPMorgan Chase, BlackRock, Arthur Andersen, Bankers Trust Company and Merrill Lynch. From 2003 to 2006, Mr. Sloat served as a Client Relationship Manager at JP Morgan Chase. Mr. Sloat’s diverse background includes extensive experience in custody, trade settlement, daily and monthly fund accounting, buy-side operations, systems analysis and design, project management and securities lending. Mr. Sloat holds a B.S. degree in finance and marketing from SUNY Albany and an M.B.A. degree in finance and information technology from New York University, Stern School of Business. He has 20 years of investment industry experience.
Andrew Rudolph, Senior Vice President of the Robeco-Sage division of the Adviser. As the Long/Short Equity Sector Head, Senior Long/Short Equity Analyst and member of the Investment Committee, Mr. Rudolph has primary responsibility for forming macro views regarding the L/S Equity sector, identifying and monitoring underlying hedge fund managers, and formulating and presenting investment recommendations.
Mr. Rudolph joined Robeco-Sage in 2009 as Sector Head for Long/Short Equity strategies. Prior to joining the firm, from February 2007 through December 2008 he was Head of Research and Portfolio Manager with Sirius Investment Management, where he was responsible for manager research and ongoing due diligence for a broad spectrum of fund of hedge funds products. Previously, from October 2004 through January 2007, Mr. Rudolph served as the Head of Research and Strategy Head for Credit and International Hedge Funds with Bank of America Fund of Funds. Prior affiliations include Richcourt Fund Advisors, where he conducted research in both Europe and Asia, and trading positions with Arbinet, Hess Energy Trading Company and Sempra Energy Trading. Mr. Rudolph holds a B.S. degree in Finance from State University of New York at Albany, a J.D. from Brooklyn Law School, and an MBA degree in Finance from New York University. He has 15 years of investment industry experience.
(a)(2) The following table sets forth information about funds and accounts other than the Master Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of October 31, 2010.

					Other Accounts
	Registered Investment		Pooled Investment Vehicles		Managed
	Companies Managed by		Managed		by the Portfolio
Name of Fund’s Portfolio	the Portfolio Manager		by the Portfolio Manager		Manager
Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Paul S. Platkin	9	$267,263,000	9	$1,009,164,000	1	$21,973,000
Darren S. Wolf	9	$267,263,000	9	$1,009,164,000	1	$21,973,000
Jill Schurtz	9	$267,263,000	9	$1,009,164,000	1	$21,973,000
Glenn Sloat	9	$267,263,000	9	$1,009,164,000	1	$21,973,000
Andrew Rudolph	9	$267,263,000	9	$1,009,164,000	1	$21,973,000

	Registered Investment		Pooled Investment Vehicles		Other Accounts
	Companies Managed by the		Managed by the		Managed by the Portfolio
	Portfolio Manager		Portfolio Manager		Manager
	Number with	Total Assets with	Number with	Total Assets with	Number with	Total Assets with
Name of Fund’s	Performance-	Performance-	Performance-	Performance-	Performance-	Performance-
Portfolio Manager	Based Fees	Based Fees	Based Fees	Based Fees	Based Fees	Based Fees
Paul S. Platkin	1	$18,250,000	4	$143,921,000	0	N/A
Darren S. Wolf	1	$18,250,000	4	$143,921,000	0	N/A
Jill Schurtz	1	$18,250,000	4	$143,921,000	0	N/A
Glenn Sloat	1	$18,250,000	4	$143,921,000	0	N/A
Andrew Rudolph	1	$18,250,000	4	$143,921,000	0	N/A
     Investment decisions at the Adviser are made by the Investment Committee. A consensus must be reached before an investment decision is made. The committee holds regular meetings to discuss the investment portfolios, and their exposure in terms of risk, strategy, and geographic region, and to review forthcoming investment decisions.
     The various funds and accounts that the Adviser manages have similar strategy allocations and all use the same investment process. Potential conflicts of interest may arise between a portfolio manager’s management of the Master Fund and management of other accounts due to scarce capacity. The Adviser allocates capacity in underlying hedge funds on an equitable basis across all the funds it manages. From time to time, underlying managers are represented in each investment portfolio giving rise to a potential conflict of interest. To counter these conflicts of interest, the Adviser has adopted formal Allocation Policies to ensure that investment opportunities are allocated fairly among all funds and accounts the Adviser manages.
The Allocation Policies deal with, amongst other things, the testing of the suitability of an investment for each portfolio the Adviser manages, the determination of the ability of each portfolio to make an investment as well as the restrictions on manager capacity, the judging of portfolio need by the Strategy Selection & Allocation Committee, the judging of the allocation amongst suitable portfolios by the Manager Selection Committee and the documentation of such committee decisions in committee minutes
(a)(3) The Adviser’s compensation for the portfolio managers is a combination of a fixed salary and a bonus. The Adviser pays the portfolio managers’ compensation in cash. The amount of salary and bonus paid to the portfolio managers is based on a variety of factors, including the financial performance of the Adviser, investment performance of the Master Fund and of other accounts managed by the Adviser, execution of managerial responsibilities, quality of client interactions and teamwork support. As part of their compensation, portfolio managers also have 401k plans that enable them to direct a percentage of their pre-tax salary and bonus into a tax-qualified retirement plan. Certain portfolio managers are also eligible to participate in certain profit-sharing plans, and, beginning in 2009, a part of all employees’ bonuses were paid in deferred compensation.
     The Adviser believes that its compensation packages are sufficient to attract and retain the highest quality employees. The compensation packages are competitive with those in the industry and they have been able to attract key senior-level people and retain key employees since they began managing the Master Fund.

     The bonuses for portfolio managers are not tied to performance of any account or accounts managed by the Adviser.
(a)(4) As of October 31, 2010, no portfolio manager was the beneficial owner of any securities in the Master Fund or Registrant.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Registrant Purchases of Equity Securities

Period (Valuation Date)	Amount Purchased
June 30, 2010	$969,842	[1]
September 30, 2010	$1,001,039	[2]

[1]	On February 26, 2010, the Registrant offered to purchase in cash an amount of Interests or portions of Interest up to $1.0 million of Members’ capital tendered by Members of the Fund at a price equal to the net asset value at June 30, 2010. The offer to purchase expired on March 30, 2010.

[2]	On June 30, 2010, the Registrant offered to purchase in cash an amount of Interests or portions of Interest up to $1.0 million of Members’ capital tendered by Members of the Fund at a price equal to the net asset value at September 30, 2010. The offer to purchase expired on July 30, 2010.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) PNC Long-Short Fund LLC

By (Signature and Title)*	/s/ Kevin A. McCreadie Kevin A. McCreadie, President
(principal executive officer)

Date November 23, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kevin A. McCreadie Kevin A. McCreadie, President
(principal executive officer)

Date November 23, 2010

By (Signature and Title)*	/s/ John Kernan John Kernan, Treasurer
(principal financial officer)

Date November 23, 2010

*	Print the name and title of each signing officer under his or her signature.